As filed with the Securities and Exchange Commission on June 19, 1997

                                                     Registration No. 333-______


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------

                             DUKE ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


       NORTH CAROLINA                                           56-0205520
(State or other jurisdiction                                 (I.R.S. Employer
     of incorporation or                                    Identification No.)
        organization)
                             422 SOUTH CHURCH STREET
                            CHARLOTTE, NC 28242-0001
                                 (704) 594-0887
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                       1982 KEY EMPLOYEE STOCK OPTION PLAN
                  1989 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN
                          1990 LONG TERM INCENTIVE PLAN
                          1994 LONG TERM INCENTIVE PLAN
                               OF PANENERGY CORP

            ASSOCIATED NATURAL GAS CORPORATION EQUITY INCENTIVE PLAN
                            (Full title of the plan)

                 RICHARD J. OSBORNE                                JOHN SPUCHES
Executive Vice President and Chief Financial Officer             Dewey Ballantine
               422 South Church Street                     1301 Avenue of the Americas
        Charlotte, North Carolina 28242-0001              New York, New York 10019-6092
             Telephone No. 704-382-5159                     Telephone No. 212-259-7700

         (Names, addresses, including zip codes, and telephone numbers, including area codes, of agents for service)

                                  ------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
Title of securities  Amount to be            Proposed maximum      Proposed maximum      Amount of
to be registered     registered              offering price per    aggregate offering    registration fee
                                             share(1)              price(1)
--------------------------------------------------------------------------------------------------------------
Common Stock,      3,400,000 shares          $45.50                $154,700,000           $46,879
without par value
--------------------------------------------------------------------------------------------------------------

         (1) Pursuant to Rule 457(h), these prices are estimated solely for the purpose of calculating the registration fee and are based upon the average of the high and low sales prices of the Registrant's Common Stock on the New York Stock Exchange on June 12, 1997.

         There also are registered hereunder such additional indeterminate number of shares as may be issued as a result of the adjustment provisions of the Plans.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


                  This  Registration  Statement  on Form S-8 (the  "Registration
Statement") is being filed by Duke Energy Corporation (the "Company" or "Registrant") with respect to the 1982 Key Employee Stock Option Plan, 1989 Nonemployee Directors Stock Option Plan, 1990 Long Term Incentive Plan and 1994 Long Term Incentive Plan of PanEnergy Corp and the Equity Incentive Plan of Associated Natural Gas Corporation (the "Plans"), referred to on the cover of this Registration Statement. The document(s) containing the information required in Part I of this Registration Statement will be sent or given to each of the participants in the Plans, as specified by Rule 428(b)(1) promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"). Such document(s) are not being filed with the Commission but constitute (together with the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II hereof) a prospectus that meets the requirements of Section 10(a) of the 1933 Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

                  The  following   documents   filed  with  the  Commission  are
incorporated herein by reference:

                  o Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996.

                  o Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 1997.

                  o Current reports on Form 8-K of the Company dated April 25, 1997, May 30, 1997 and June 18, 1997.

                  o Definitive Joint Proxy Statement-Prospectus of the Company and PanEnergy Corp dated March 13, 1997.

                  o Annual Report on Form 10-K of PanEnergy Corp for the fiscal year ended December 31, 1996.

                  o Quarterly Report on Form 10-Q of PanEnergy Corp for the quarter ended March 31, 1997.

                  o The description of the Common Stock, without par value (the "Common Stock"), of the Company, which is contained in the Company's Registration Statement on Form S-4, Registration No. 33-23227, filed with the Commission on March 13, 1997, including any amendments or reports filed for the purpose of updating such description.

                  All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference and to be a part hereof from the date of the filing of such documents.

Item 4.   Description of Securities.

                  Not applicable.

Item 5.   Interests of Named Experts and Counsel.

                  Not applicable.

Item 6.   Indemnification of Directors and Officers.

                  Sections 55-8-50 through 55-8-58 of the North Carolina Business Corporation Act and the By-Laws of the Registrant permit indemnification of the Registrant's directors and officers in a variety of circumstances, which may include liabilities under the 1933 Act. In addition, the Registrant has purchased insurance permitted by the law of North Carolina on behalf of directors, officers, employees or agents which may cover liabilities under the 1933 Act.

Item 7.   Exemption from Registration Claimed.

                  Not applicable.

Item 8.   Exhibits.

                    Exhibit
                    Number                        Description
                    ------                        -----------

                    4(A) 1982 Key Employee Stock Option Plan of PanEnergy Corp (incorporated by reference to
                                  Exhibit 10(g) of Form 10-K for the year ended December 31, 1986 filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

                    4(B) 1989 Nonemployee Directors Stock Option Plan of PanEnergy Corp (incorporated by reference to Exhibit 28(a) of Form S-8 (Registration No. 33-28912) filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

                    4(C) 1990 Long Term Incentive Plan of PanEnergy Corp (incorporated by reference to Exhibit
                                  10.14 of Form 10-K for the year ended December 31, 1990 filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

                    4(D) 1994 Long Term Incentive Plan of PanEnergy Corp (incorporated by reference to Exhibit
                                  10.18 of Form 10-K for the year ended December 31, 1993 filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

                    4(E) Associated Natural Gas Corporation Equity Incentive Plan (incorporated by reference to Exhibit 4.1 of Form S-8 (Registration No. 33-38996) filed by Associated Natural Gas Corporation, File No. 1-10381).

                    4(F)          Amendment    to    Associated    Natural Gas
                                  Corporation Equity Incentive Plan adopted as of December 9, 1994 (incorporated by reference to Exhibit 4.9 of Form S-8 (Registration No.
                                  33-56865)   filed    by Panhandle    Eastern
                                  Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

                    4(G)          Restated    Articles   of   Incorporation   of
                                  Registrant, dated June 18, 1997.

                    4(H) By-Laws of Registrant, as amended (incorporated by reference to Exhibit 3-C of the Registrant's Form 10-K for the year ended December 31, 1995, File No. 1-4928).

                    5             Opinion of Peter C. Buck, Esq.

                    23(A)         Independent Auditors' Consent of Deloitte &
                                  Touche LLP.

                    23(B)         Independent Auditors' Consent of KPMG Peat
                                  Marwick LLP.

                    23(C)         Consent  of Peter C. Buck,  Esq.
                                  (included in Exhibit 5).

                    24(A)         Copy  of  power  of  attorney  authorizing  W.
                                  Edward Poe, Jr., and others to sign the Registration Statement on behalf of the Registrant and certain of its directors and officers.

                    24(B) Certified copy of resolution of the Board of Directors of the Registrant authorizing power of attorney.


Item 9.   Undertakings.

         The undersigned registrant hereby undertakes:

                  (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                           (iii)  To  include  any  material   information  with
                                  respect  to  the  plan  of  distribution   not
                                  previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on the 19th day of June, 1997.

                                       DUKE ENERGY CORPORATION
                                              Registrant


                                       By       R. B. Priory
                                          ----------------------------------
                                                R. B. Priory
                                               Chairman of the Board and
                                                Chief Executive Officer

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       Signature                      Title                           Date
       ---------                      -----                           ----

R.B. Priory               Chairman of the Board and               June 19, 1997
                           Chief Executive Officer
                          (Principal Executive Officer)

Richard J. Osborne        Executive Vice President and            June 19, 1997
                           Chief Financial Officer
                          (Principal Financial Officer)

Jeffrey L. Boyer        Vice President and Corporate Controller   June 19, 1997
                          (Principal Accounting Officer)

Paul M. Anderson
G. Alex Bernhardt
Robert J. Brown
William A. Coley
William T. Esrey
Ann Maynard Gray
Dennis R. Hendrix
Harold S. Hook            All of the Directors                    June 19, 1997
George Dean Johnson, Jr.
W.W. Johnson
Max Lennon
Leo E. Linbeck, Jr.
James G. Martin
Buck Mickel
R.B. Priory
Russell M. Robinson, II

                  W. Edward Poe, Jr., by signing his name hereto, does hereby sign this document on behalf of the Registrant and on behalf of each of the above-named persons pursuant to a power of attorney duly executed by the Registrant and such persons, filed with the Securities and Exchange Commission as an exhibit hereto.

                                             W. Edward Poe, Jr.
                                       ------------------------------
                                             W. Edward Poe, Jr.
                                                Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
Number                                    Description
------                                    -----------

4(A)              1982  Key  Employee  Stock   Option  Plan  of  PanEnergy  Corp
                  (incorporated by reference to Exhibit 10(g) of Form 10-K for the year ended December 31, 1986 filed by Panhandle
                  Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

4(B) 1989 Nonemployee Directors Stock Option Plan of PanEnergy Corp (incorporated by reference to Exhibit 28(a) of Form
                  S-8 (Registration No. 33-28912) filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy
                  Corp), File No. 1-8157).

4(C) 1990 Long Term Incentive Plan of PanEnergy Corp (incorporated by reference to Exhibit 10.14 of Form 10-K for the year ended December 31, 1990 filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

4(D) 1994 Long Term Incentive Plan of PanEnergy Corp (incorporated by reference to Exhibit 10.18 of Form 10-K for the year ended December 31, 1993 filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

4(E) Associated Natural Gas Corporation Equity Incentive Plan (incorporated by reference to Exhibit 4.1 of Form S-8 (Registration No. 33-38996) filed by Associated Natural Gas Corporation, File No. 1-10381).

4(F) Amendment to Associated Natural Gas Corporation Equity Incentive Plan adopted as of December 9, 1994 (incorporated by reference to Exhibit 4.9 of Form S-8 (Registration No. 33-56865) filed by Panhandle Eastern Corporation (whose name was subsequently changed to PanEnergy Corp), File No. 1-8157).

4(G)              Restated  Articles of Incorporation of Registrant,  dated June
                  18, 1997.

4(H) By-Laws of Registrant, as amended (incorporated by reference to Exhibit 3-C of Form 10-K for the year ended December 31, 1995, File No. 1-4928).

5                 Opinion of Peter C. Buck, Esq.

23(A)             Independent Auditors' Consent of Deloitte & Touche LLP.

23(B)             Independent Auditors' Consent of KPMG Peat Marwick LLP.

23(C)             Consent of Peter C. Buck, Esq.  (included in Exhibit 5).

24(A) Copy of power of attorney authorizing Ellen T. Ruff and others to sign the Registration Statement on behalf of the Registrant and certain of its directors and officers.

24(B) Certified copy of resolution of the Board of Directors of the Registrant authorizing power of attorney.